As filed with the Securities and Exchange Commission on February 6, 2004

                                                           Registration No. 333-


                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                 ---------------

                                    FORM S-8

                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933

                                  -------------

                         MOBIUS MANAGEMENT SYSTEMS, INC.
             (Exact name of registrant as specified in its charter)

             Delaware                                        13-3078745
             --------                                        ----------
  (State or Other Jurisdiction of                          (I.R.S. Employer
   Incorporation or Organization)                        Identification Number)


                                120 Old Post Road
                               Rye, New York 10580
                    (Address of Principal Executive Offices)
                                 ---------------

                         MOBIUS MANAGEMENT SYSTEMS, INC.
                            1996 STOCK INCENTIVE PLAN

                         MOBIUS MANAGEMENT SYSTEMS, INC.
                        1998 EMPLOYEE STOCK PURCHASE PLAN

                         MOBIUS MANAGEMENT SYSTEMS, INC.
                 NON-EMPLOYEE DIRECTORS' 1998 STOCK OPTION PLAN
                            (Full Title of the Plans)
                                 ---------------

                                 Mitchell Gross
          Chairman of the Board, Chief Executive Officer and President
                         Mobius Management Systems, Inc.
                                120 Old Post Road
                               Rye, New York 10580
                     (Name and Address of Agent for Service)

                                 (914) 921-7200
                     (Telephone Number, Including Area Code,
                              of Agent for Service)

                                   Copies to:
                            Kenneth P. Kopelman, Esq.
                       Kramer Levin Naftalis & Frankel LLP
                                919 Third Avenue
                            New York, New York 10022
                                 (212) 715-9100


                         CALCULATION OF REGISTRATION FEE
--------------------------------------------------------------------------------
                                                     Proposed
Title of Each                                        Maximum
Class of            Amount     Proposed Maximum      Aggregate       Amount of
Securities to       to be      Offering Price        Offering       Registration
be Registered     Registered    Per Share(1)         Price(1)           Fee
--------------------------------------------------------------------------------
Common Stock
(par value
$0.0001 per        1,811,966      $9.72             $17,612,309      $2,231.48
share)
--------------------------------------------------------------------------------
(1) Estimated solely for the purpose of calculating the registration fee pursuant to Rule 457(c) and Rule 457(h)(1) under the Securities Act of 1933, as amended (the "Securities Act"), based on the average of the high and low prices reported by the Nasdaq National Market on January 30, 2004, which is within five (5) business days prior to the date of this Registration Statement.

                         MOBIUS MANAGEMENT SYSTEMS, INC.
                       REGISTRATION STATEMENT ON FORM S-8

                      REGISTRATION OF ADDITIONAL SECURITIES

      This Registration Statement is filed in accordance with the provisions of General Instruction E to Form S-8 for the purpose of registering 1,811,966 shares of common stock, par value $0.0001 per share, of the Registrant, of which 1,061,966 shares are reserved for offer and sale under the Mobius Management Systems, Inc. 1996 Stock Incentive Plan, 250,000 shares are reserved for offer and sale under the Mobius Management Systems, Inc. Non-Employee Directors' 1998 Stock Option Plan and 500,000 shares are reserved for offer and sale under the Mobius Management Systems, Inc. 1998 Employee Stock Purchase Plan. The contents of the Registrant's Registration Statement on Form S-8 as filed with the Commission on June 25, 1998 (File No. 333-57695), Registration Statement on Form S-8 as filed with the Commission on October 26, 2000 (File No. 333-48678), Registration Statement on Form S-8 as filed with the Commission on November 1, 2001 (File No. 333-72680), and Registration Statement on Form S-8 as filed with the Commission on February 13, 2002 (File No. 333-82684), are incorporated herein by reference.


                                     PART II

               INFORMATION REQUIRED IN THE REGISTRATION STATEMENT

Item 8. Exhibits.

  Exhibit Number                        Description
  --------------                        -----------

        5                     Opinion of Kramer Levin Naftalis & Frankel LLP.

      10.1                    Amendment No. 2 to Mobius Management Systems, Inc.
                              1996 Stock Incentive Plan (incorporated by reference to Exhibit No. 10.1 to the Registrant's Form 10-Q for the quarter ended September 30,
                              2003).

      10.2                    Amendment No. 3 to Mobius Management Systems, Inc.
                              1996 Stock Incentive Plan.

      10.3                    Amendment No. 1 to Mobius Management Systems, Inc.
                              1998 Employee Stock Purchase Plan (incorporated by reference to Exhibit No. 10.24 to the Registrant's Annual Report on Form 10-K for the year ended June 30, 2000).

      10.4                    Amendment No. 2 to Mobius Management Systems. Inc.
                              1998 Employee Stock Purchase Plan (incorporated by reference to Exhibit No. 10.25 to the Registrant's Form 10-Q for the quarter ended December 31,
                              2001).

      10.5                    Amendment No. 3 to Mobius Management Systems, Inc.
                              1998 Employee Stock Purchase Plan.

      10.6                    Amendment No. 1 to Mobius Management Systems, Inc.
                              Non-Employee Directors' 1998 Stock Option Plan (incorporated by reference to Exhibit No. 10.4A to the Registrant's Form 10-Q for the quarter ended September 30, 2001).

      10.7                    Amendment No. 2 to Mobius Management Systems, Inc.
                              Non-Employee Directors' 1998 Stock Option Plan (incorporated by reference to Exhibit No. 10.4B to the Registrant's Form 10-Q for the quarter ended March 31, 2003).

      23.1                    Consent of Independent Accountants.

      23.2                    Independent Auditors' Consent.

      23.3 Consent of Kramer Levin Naftalis & Frankel LLP (included in Exhibit 5 above).

      24 Power of Attorney (contained in Signature Page hereto).

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Rye, State of New York, on this 6th day of February, 2004.

                                 MOBIUS MANAGEMENT SYSTEMS, INC.

                                 By: /s/ Mitchell Gross
                                    ---------------------------------
                                 Name:  Mitchell Gross
                                 Title: Chairman of the Board,
                                        Chief Executive Officer and President


                        POWER OF ATTORNEY AND SIGNATURES

We, the undersigned officers and directors of Mobius Management Systems, Inc., hereby severally constitute and appoint Mitchell Gross and Raymond F. Kunzmann and each of them singly, our true and lawful attorneys-in-fact and agents, with full power of substitution, for them and in their name, place and stead, in any and all capacities, to sign the Registration Statement and any and all amendments, including post-effective amendments, to the Registration Statement, and to file the same, with all exhibits thereto and all documents in connection therewith, making such changes in the Registration Statement as such person or persons so acting deems appropriate, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as they might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act, this Registration Statement has been signed by the following persons on February 6, 2004 in the capacities indicated.

        Signature                               Title(s)
        ---------                               --------

/s/ Mitchell Gross                       Chairman of the Board,  Chief Executive
-------------------------------          Officer, President and Director
Mitchell Gross

/s/ Joseph J. Albracht                   Director
-------------------------------
Joseph J. Albracht

/s/ Raymond F. Kunzmann                  Chief Financial Officer and Principal
-------------------------------          Accounting Officer
Raymond F. Kunzmann

/s/ Gary G. Greenfield                   Director
-------------------------------
Gary G. Greenfield

/s/ Patrick W. Gross                     Director
-------------------------------
Patrick W. Gross

/s/ Kenneth P. Kopelman                  Director
-------------------------------
Kenneth P. Kopelman

/s/ Robert H. Levitan                    Director
-------------------------------
Robert H. Levitan

/s/ Arthur J. Marks                      Director
-------------------------------
Arthur J. Marks

                                  EXHIBIT INDEX


  Exhibit Number                           Description
  --------------                           -----------

        5                     Opinion of Kramer Levin Naftalis & Frankel LLP.

      10.1                    Amendment No. 2 to Mobius Management Systems, Inc.
                              1996 Stock Incentive Plan (incorporated by reference to Exhibit No. 10.1 to Mobius's Form 10-Q for the quarter ended September 30, 2003).

      10.2                    Amendment No. 3 to Mobius Management Systems, Inc.
                              1996 Stock Incentive Plan.

      10.3                    Amendment No. 1 to Mobius Management Systems, Inc.
                              1998 Employee Stock Purchase Plan (incorporated by reference to Exhibit No. 10.24 to Mobius's Annual Report on Form 10-K for the year ended June 30,
                              2000).

      10.4                    Amendment No. 2 to Mobius Management Systems, Inc.
                              1998 Employee Stock Purchase Plan (incorporated by reference to Exhibit No. 10.25 to Mobius's Form 10-Q for the quarter ended December 31, 2001).

      10.5                    Amendment No. 3 to Mobius Management Systems, Inc.
                              1998 Employee Stock Purchase Plan.

      10.6                    Amendment No. 1 to Mobius Management Systems, Inc.
                              Non-Employee Directors' 1998 Stock Option Plan (incorporated by reference to Exhibit No. 10.4A to Mobius's Form 10-Q for the quarter ended September 30, 2001).

      10.7                    Amendment No. 2 to Mobius Management Systems, Inc.
                              Non-Employee Directors' 1998 Stock Option Plan (incorporated by reference to Exhibit No. 10.4B to Mobius's Form 10-Q for the quarter ended March 31,
                              2003).

      23.1                    Consent of Independent Accountants.

      23.2                    Independent Auditors' Consent.

      23.3 Consent of Kramer Levin Naftalis & Frankel LLP (included in Exhibit 5 above).

      24 Power of Attorney (contained in Signature Page hereto).